                                                                    EXHIBIT 10.5

                                                                    CONFIDENTIAL

EXECUTION COPY


                             WATCH MERCHANT PROGRAM
                       ADVERTISING AND PROMOTION AGREEMENT

This Advertising and Promotion Agreement (this "Agreement") is entered into as of February 26, 1999 (the "Effective Date") between YAHOO! INC., a California corporation with offices at 3420 Central Expressway, Santa Clara, CA 95051 ("Yahoo") and NEWWATCH COMPANY, a Texas corporation with offices at 3355 West Alabama - Suite 175, Houston, Texas 77098 ("Newwatch").

In consideration of the mutual promises contained in this Agreement, Yahoo and Newwatch hereby agree as follows:

SECTION 1: DEFINITIONS.

The following terms are used in this Agreement with the respective meanings set forth below:

      1.1 "Category Pages" shall mean those Pages identified as such on Exhibit A.

      1.2 "Click-through" shall mean a user's "pressing" or "clicking" on any Newwatch Link as measured by Yahoo's advertiser reporting system.

      1.3 "Launch Date" shall mean the date on which Yahoo first activates a Newwatch Link.

      1.4 "Newwatch Banner" shall mean an advertising promotion substantially similar in form as that set forth on Exhibit B and which meets the following criteria: (a) promotes the on-line sale of Watch Products,
          (b) has dimensions no larger than 468 pixels wide by 60 pixels high,
          (c) is in .GIF, .GIF89A or .JPEG format, (d) does not have "looped" animation, (e) does not have any animation longer than six (6) seconds, (f) has a file size no greater than 12K, and (f) will permit users to navigate directly to a page relating to Watch Products on the Newwatch Site. Yahoo may modify these specifications at its discretion.

      1.5 "Newwatch Button" shall mean a link substantially similar in form as that set forth on Exhibit B that: (a) contains a Newwatch logo and has dimensions no larger than 88 pixels wide by 31 pixels high, (b) does not contain animation, (c) has a file size no greater than 2K,
          (d) will permit users to navigate directly to a Page on the Newwatch Site relating to the online sale of Watch Products, (e) contain alternative text of no more than ten (10) characters when placed on a Yahoo Directory Page or sixteen (16) characters when placed on a Yahoo Keyword Page and (f) contain three text links if the Newwatch Button is on Yahoo Directory Pages or one text link if the Newwatch Button is on a Yahoo Keyword Pages of no more than 16 characters. Yahoo may modify these specifications at its discretion.

     1.6 "Newwatch Front Page Promotion" shall mean a promotion substantially similar in form as that set forth on Exhibit B that: (a) has dimensions no larger than 230 pixels wide by 33 pixels high and promotes Watch Products, (b) has no animation longer than six seconds, (c) does not have "looped" animation, and (d) has a file size no greater than 3K.

EXECUTION COPY

          In addition, the Newwatch Front Page Promotion shall comply with Yahoo's current front-page promotion guidelines attached as Exhibit D, which may be modified by Yahoo at its discretion.

      1.7 "Newwatch Link" shall mean any link placed by Yahoo under this Agreement, including, without limitation, the Newwatch Banner, Newwatch Shopping Banner, Newwatch Button, Newwatch Mail Button, Newwatch Shopping Module and Newwatch Front Page Promotion.

     1.8 "Newwatch Mail Button" shall mean a link substantially similar in form as that set forth on Exhibit B that: (a) On the "welcome pages":
          (i) contains a Newwatch logo with dimensions no Larger than 88 pixels wide by 31 pixels high and has no animation, (ii) promotes Watch Products, (iii) has a text message of not more than 50 characters (2 lines of not more than 25 characters each) below the button; (b) In the email sent to users: (i) all pages will be emailed by Yahoo, (ii) the same message will be sent to all users, (iii) the email may contain text and graphics not to exceed 30K total; and (c) on the "log out" pages: (i) contains a Newwatch logo with dimensions no larger than 88 pixels wide by 31 pixels high and has no animation;
          (ii) includes an HTML drop-down box with up to 10 items, 25 characters maximum per line; (iii) includes a text message of not more than 25 characters describing the drop-down box content. Yahoo may modify these specifications at its discretion.

     1.9 "Newwatch Site" shall mean the web site owned by Newwatch currently located at http://www.newwatch.com.

     1.10 "Newwatch Shopping Module" shall mean a promotion substantially similar in form as that set forth on Exhibit B that: (a) has dimensions no larger than 150 pixels wide by 275 pixels high, (b) visually promotes a Watch Product for sale in Newwatch's Yahoo Store that is not a special offer or promotion, (c) contains text with the name of the product (and nothing else) that does not exceed fifty
          (50) characters, (d) does not contain animation, (e) is in JPEG or GIF format, (e) has a file size no greater than 20K, (f) contains an optional Newwatch logo which shall be no greater than ten percent (10%) of the image space in the Module, (g) will permit users to navigate directly to a Page in the Newwatch Store relating to the Watch Product promoted in the module and (h) specifies the price of the product being sold. Yahoo may modify these specifications at its discretion.

     1.11 "Newwatch Store" shall mean an online store created with Yahoo Store technology and located in the Yahoo Store.

     1.12 "Page" means any World Wide Web page (or, for online media other than Web sites, the equivalent unit of the relevant protocol).

     1.13 "Page View" shall mean a user's request for a Page as measured by Yahoo's advertiser reporting system.

EXECUTION COPY

     1.14 "Page View Obligations" shall be Yahoo's obligations to put Newwatch links on its pages as set forth in Sections 5.1 and 5.2 of this Agreement.

     1.15 "Run of Network" shall mean banners rotating throughout the Yahoo Properties.

     1.16 "Search Results Pages" shall mean those Pages identified as such on Exhibit A.

     1.17 "Watch Merchant" shall mean any company or other entity engaged in the online sale of Watch Products.

     1.18 "Watch Merchant Program" shall mean Yahoo's program consisting of certain marketing, advertising and promotional activities with Watch Merchants.

     1.19 "Watch Products" shall mean timepieces meant to be worn or carried, as well as associated accessories such as replacement batteries or watchbands.

     1.20 "Term" shall mean the period beginning on the Launch Date and continuing for a period of * months.

     1.21 "Yahoo Mail Pages" shall mean those Pages identified as such on Exhibit A.

     1.22 "Yahoo Main Site" shall mean Yahoo's principal U.S. based directory to the World Wide Web currently located at http://www.yahoo.com.

     1.23 "Yahoo Properties" shall mean any Yahoo branded or co-branded media properties, including, without limitation, Internet guides, that are developed in whole or in part by Yahoo or its affiliates.

     1.24 "Yahoo Shopping Pages" shall mean those Pages identified as such on Exhibit A.

     1.25 "Yahoo Store" shall mean that Yahoo branded property containing various online stores and currently located at http://store.yahoo.com.

SECTION 2: LINKS TO NEWWATCH.

     2.1 Newwatch Banner. Yahoo shall provide the Newwatch Banner on the Category Pages designated on Exhibit A and on pages associated with the keywords specified on Exhibit A on a rotating basis until its Page View Obligations are met.

     2.2 Newwatch Button. Yahoo shall provide the Newwatch Button on the Category Pages and Search Results Pages designated in Exhibit A, during the Term. Each Newwatch Button and associated text links shall promote Watch Products and permit users to navigate directly to a Page on the Newwatch Site relating to the Watch Products relevant to the Category Page or Search Results Page on which such Button and text link appears.

- -----------
* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION COPY

      2.3 Newwatch Mail Button. Yahoo shall provide the Newwatch Mail Button on the Yahoo Mail Pages on a rotating basis until its Page View Obligations are met.

      2.4 Newwatch Shopping Module. Yahoo shall provide the Newwatch Shopping Module in the Apparel/Accessories area within Yahoo Shopping on a rotating basis until its Page View Obligations are met.

      2.5 Newwatch Front Page Promotion. Yahoo shall provide the Newwatch Front Page Promotion on a rotating basis until its Page View obligations are met, on the home page of the Yahoo Main Site, currently located at http://www.yahoo.com in connection with the following four "multi-sponsored" promotions: (i) Mother's Day 1999, (ii) Father's Day 1999, (iii) Holiday Extravaganza 1999 and (iv) Valentine's Day 2000.

      2.6 Newwatch Store. Newwatch agrees to open an online store at Yahoo Store and to abide by the specifications, terms and conditions of the Yahoo Store program as further detailed at http://store.yahoo.com.

      2.7 Limited Exclusivity. Yahoo shall not include merchant buttons promoting or pointing directly to pages selling Watch Products on the Yahoo pages containing a Newwatch Button. This restriction applies to buttons only and Yahoo is in no way restricted from (a) displaying any non-button advertising on the pages containing a Newwatch Button or (b) providing links to other merchants as a part of Yahoo's search or editorial directory on a Yahoo page containing a Newwatch Button.

3 IMPLEMENTATION.

      3.1 Subject to the provisions of this Agreement, Yahoo will be solely responsible for the user interface and placement of the Newwatch Links and Newwatch shall be solely responsible for and shall provide
          Yahoo with all artwork and design elements of the Newwatch Links.

      3.2 Newwatch shall promptly provide Yahoo all URLs, URL formats (as appli-cable), content, and other materials necessary for Yahoo to provide the Newwatch Links. All content and material contained in the Newwatch Links are subject to Yahoo's approval and must comply with all applicable federal, state and local laws, rules and regulations, including, without limitation, consumer protection laws and rules and regulations governing product claims, truth in labeling, and false advertising.

      3.3 Newwatch hereby grants to Yahoo a non-exclusive, worldwide, fully paid license to use, reproduce and display Newwatch's trade names, trademarks, service names, other proprietary marks and any other intellectual property provided by Newwatch to Yahoo, as is reasonably necessary to perform its obligations under this Agreement.

      3.4 In no event shall any Page on the Newwatch Site to which users Click-through from any Newwatch Link, contain graphic or textual hyperlinks, banner advertisements or promotions of any navigational guides or other online services similar to Yahoo including, but not limited to: Amazon, America Online, CNET/Snap, Disney, eBay,

EXECUTION COPY

          Excite, Infoseek/Go Network, Lycos, Microsoft, Netscape, and their successors.

      3.5 Newwatch shall place a Yahoo graphic or text link on all Pages of the Newwatch Site to which users Click-through from any Newwatch Link. Such Yahoo graphic or text link shall (a) be placed in a manner approved by Yahoo, (b) contain the Yahoo name and/or logo as provided by Yahoo and (c) directly link the user back to a Page on the Yahoo Properties designated by Yahoo.

      3.6 The Newwatch Site shall comply with the scale, speed and performance requirements mutually agreed upon by the parties but in no event shall be less than that provided by the Yahoo Main Site.

4 RIGHT OF FIRST PRESENTATION.

      4.1 Within thirty (30) days prior to the expiration of the Term, Yahoo will provide written notice to Newwatch in the event that Yahoo, at its sole discretion, elects to extend this Watch Merchant Program. Yahoo shall describe Yahoo's reasonable business requirements for the extension in its written notice to Newwatch. The parties will use good-faith efforts to negotiate and execute a written extension to this Agreement under reasonable terms and conditions. If Newwatch declines to commence good faith negotiations with Yahoo within ten
          (10) days after receiving such written notice from Yahoo, or if the parties fail to reach agreement within ten (10) days following the commencement of good faith negotiations (or such later date as is agreed by the parties), Yahoo may offer the opportunity to any third party.

      4.2 Yahoo will provide written notice to Newwatch in the event that Yahoo, at its sole discretion, elects to create a new promotional opportunity similar and scope and nature to the program contemplated by this Agreement, primarily related to Watch Products on a site solely owned, created and branded by Yahoo and targeted to the U.S. audience. Yahoo shall describe Yahoo's reasonable business requirements for the new promotional opportunity in its written notice to Newwatch. If Newwatch declines to commence good faith negotiations with Yahoo within ten (10) days after receiving such written notice from Yahoo, or if the parties fail to reach agreement within ten (10) days following the commencement of good faith negotiations (or such later date as is agreed by the parties), Yahoo may offer the opportunity to any third party. Advertising and promotional opportunities that are in the normal course of Yahoo's business including, but not limited to, banner ads on category pages and keyword search results pages, shall not be considered new promotional opportunities for the purposes of this Section 4.2.

5 PAGE VIEWS.

      5.1 With respect to the Newwatch Links, Yahoo shall deliver a minimum of
          * Page Views.

      5.2 Yahoo will use reasonable commercial efforts to deliver such Page Views as follows: * Page Views of the Newwatch Button; * Page Views of the Newwatch Banner; * Page

- -----------
* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION COPY

           Views of the Newwatch Front Page Promotion; and * Page Views of the Newwatch Shopping Module. Notwithstanding the foregoing, Yahoo's Page View obligations are with respect to the program as a whole as set forth in Section 5.1 above and Yahoo shall not be in breach of this Agreement for failure to deliver the number of Page Views in any of the areas set forth in this Section 5.2.

      5.3 In the event that Yahoo fails to deliver the number of Page Views referred to in Section 5.1 above by the expiration of the Term, Yahoo will "make good" the shortfall by extending its obligations under
          Section 2 in the areas of the Yahoo Main Site set forth therein (or similar inventory) beyond the end of the Term until the Yahoo Page View Obligations are satisfied. The provisions set forth in this
          Section 5.3 set forth the entire liability of Yahoo, and Newwatch's sole remedy, for Yahoo's breach of its Page View obligations set forth in this Section 5.

      5.4 Yahoo shall provide Newwatch access to an electronic database that describes Yahoo's calculation of the Page Views. The database will be updated according to Yahoo's standard procedure for providing such updates.

6 COMPENSATION

      6.1 Slotting Fee. In consideration of Yahoo's performance and obligations as set forth herein, Newwatch will pay Yahoo a non-refundable slotting fee equal to * . Such fee shall be payable as follows: (i) * upon execution of this Agreement, * of such payment designated as a set up fee for design, consultation, development, implementation and placement of the Newwatch Links; (ii) * payable on each of * and (iii) * on or before * .

      6.2 Payment Information. All payments herein are non-refundable and non-creditable and shall be made by Newwatch via wire transfer into Yahoo's main account pursuant to the wire transfer instructions set forth on Exhibit C.

      6.3 Late Payments. Any portion of the above payments which has not been paid to Yahoo within ten (10) days of the dates set forth above shall bear interest at the lesser of (i) * percent (*%) per month or (ii) the maximum amount allowed by law. Notwithstanding the foregoing, any failure by Newwatch to make the payments specified in Sections 6.1 and
          6.2 on the dates set forth therein shall constitute a material breach of this Agreement.

      6.4 Creditworthiness. On or before the date of this Agreement, Newwatch shall provide Yahoo with sufficient information and assurances to demonstrate to Yahoo's satisfaction that Newwatch has the ability to make the payments described in Section 6.1. It is expressly understood that Newwatch's failure to provide such information and assurances shall be a material breach of this Agreement and, in addition to any other

- -----------
* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

\
EXECUTION COPY

          rights that it may possess, afford Yahoo the right to immediately suspend its performance under this Agreement.

7 TERMINATION.

      7.1 Term. Unless terminated as provided herein, this Agreement shall remain in effect for the Term.

      7.2 Termination by Either Party with Cause. This Agreement may be terminated at any time by either party: (i) immediately upon written notice if the other party: (a) becomes insolvent; (b) files a petition in bankruptcy; or (c) makes an assignment for the benefit of its creditors; or (ii) thirty (30) days after written notice to the other party of such other party's breach of any of its obligations under this Agreement in any material respect (ten (10) days in the case of a failure to pay), which breach is not remedied within such notice period. In the event that Yahoo provides a notice of termination under clause (ii) above, Yahoo shall have the right to suspend performance under Section 2 of this Agreement for the notice period unless and until the breach is fully remedied by Newwatch prior to the expiration of the notice period.

      7.3 Termination by Yahoo. Yahoo may terminate this Agreement upon forty-five (45) days written notice to Newwatch if at any time during the Term Yahoo reasonably determines that (i) the Newwatch Site is not fully operational with support for conducting on-line sales of Watch Products, or (ii) the Newwatch Site is no longer one of the top ten (10) sites for the on-line sale of Watch Products (as determined, to the extent practical, over a reasonable period of time, by an independent, qualified and industry-recognized third party based on the quantity and quality of customers and product offerings).

      7.4 Survival. The provisions of Sections 7, 8, 9, 10, 11 and 12 shall survive expiration or termination of this Agreement.

8 CONFIDENTIAL INFORMATION AND PUBLICITY.

      8.1 Terms and Conditions. The terms and conditions of this Agreement shall be considered confidential and shall not be disclosed to any third parties except to such party's accountants, attorneys, or except as otherwise required by law. Neither party shall make any public announcement regarding the existence of this Agreement without the other party's prior written approval and consent.

      8.2 Publicity. Any and all publicity relating to this Agreement and subsequent transactions between Yahoo and Newwatch and the method of its release shall be approved in advance of the release by both Yahoo and Newwatch.

      8.3 Nondisclosure Agreement. Yahoo and Newwatch acknowledge and agree to the terms of the Mutual Nondisclosure Agreement attached hereto as Exhibit E with respect to the use and disclosure of confidential information and all discussions pertaining to or leading to this Agreement.

EXECUTION COPY

      8.4 User Data. All information and data provided to Yahoo by users of the Yahoo Properties or otherwise collected by Yahoo relating to user activity on the Yahoo Properties shall be retained by and owned solely by Yahoo. All information and data provided to Newwatch on the Newwatch Site or otherwise collected by Newwatch relating to user activity on the Newwatch Site shall be retained by and owned solely by Newwatch. Each party agrees to use such information only as authorized by the user and shall not disclose; sell, license or otherwise transfer any such user information to any third party or use the user information for the transmission of "junk mail," spam," or any other unsolicited mass distribution of information.

      8.5 Privacy of User Information. Newwatch shall ensure that all information provided by users of the Newwatch Site is maintained, accessed and transmitted in a secure environment and in compliance with security specifications to be mutually agreed upon by the parties. Newwatch shall provide a link to its policy regarding the protection of user data on those pages of the Newwatch Site where the user is requested to provide personal or financial information.

 9 INDEMNIFICATION,

      9.1 Newwatch, at its own expense, will indemnify, defend and hold harmless Yahoo and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against Yahoo based on or arising from a claim that any Newwatch trademark, service mark or other Newwatch brand feature, any material, product or service produced, distributed, offered or provided by Newwatch, or any material presented on the Newwatch Site, infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party, is or contains any material or information that is obscene, defamatory, libelous, slanderous, or that violates any law or regulation, or that otherwise violates any rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, or has otherwise resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; provided, however, that in any such case:
          (a) Yahoo provides Newwatch with prompt notice of any such claim; (b) Yahoo permits Newwatch to assume and control the defense of such action upon Newwatch's written notice to Yahoo of its intention to indemnify; and (c) upon Newwatch's written request, and at no expense to Yahoo, Yahoo will provide to Newwatch all available information and assistance necessary for Newwatch to defend such claim. Newwatch will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Yahoo, without Yahoo's prior written consent, which shall not unreasonably be withheld. Newwatch will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Yahoo in connection with or arising from any such claim, suit, action or proceeding.

10 LIMITATION OF LIABILITY.

EXECUTION COPY

     10.1 EXCEPT AS PROVIDED IN SECTION 9, UNDER NO CIRCUMSTANCES SHALL NEWWATCH, YAHOO, OR ANY OF THEIR RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

11 INSURANCE.

     11.1 Newwatch agrees that it will maintain insurance with a carrier that is reasonably acceptable by Yahoo and with coverage for commercial general liability and errors and omissions of at least one million dollars per occurrence. Newwatch will name Yahoo as an additional insured on such insurance and will provide evidence of such insurance to Yahoo within ten (10) days of the Effective Date. Such insurance policy shall not be cancelled or modified without Yahoo's prior written consent.

12 GENERAL PROVISIONS.

     12.1 Independent Contractors. It is the intention of Yahoo and Newwatch that Yahoo and Newwatch are, and shall be deemed to be, independent contractors with respect to the subject matter of this Agreement, and nothing contained in this Agreement shall be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment, agency, fiduciary or other similar relationship between Yahoo and Newwatch.

     12.2 Entire Agreement. This Agreement, together with all Exhibits hereto, represents the entire agreement between Yahoo and Newwatch with respect to the subject matter hereof and thereof and shall supersede all prior agreements and communications of the parties, oral or written, including without limitation the Letter of Intent executed on February 3, 1999 between Yahoo and Newwatch.

     12.3 Amendment and Waiver. No amendment to, or waiver of, any provision of this Agreement shall be effective unless in writing and signed by both parties. The waiver by any party of any breach or default shall not constitute a waiver of any different or subsequent breach or default.

     12.4 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the conflicts of laws principles thereof.

     12.5 Successors and Assigns. Neither party shall assign its rights or obligations under this Agreement without the prior written consent of the other party, which consent shall not unreasonably be withheld or delayed. Notwithstanding the foregoing, either party may assign this Agreement to an entity who acquires substantially all of the stock

EXECUTION COPY

          or assets of a party to this Agreement; provided that consent will be required in the event that the non-assigning party reasonably determines that the assignee will not have sufficient capital or assets to perform its obligations hereunder, or that the assignee is a direct competitor of the non-assigning party. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns.

     12.6 Force Majeure. Neither party shall be liable for failure to perform or delay in performing any obligation (other than the payment of money) under this Agreement if such failure or delay is due to fire, flood, earthquake, strike, war (declared or undeclared), embargo, blockade, legal prohibition, governmental action, riot, insurrection, damage, destruction or any other similar cause beyond the control of such party.

     12.7 Notices. All notices, requests and other communications called for by this agreement shall be deemed to have been given immediately if made by facsimile or Electronic mail (confirmed by concurrent written notice sent via overnight courier for delivery by the next business day), if to Yahoo at 3420 Central Expressway, Santa Clara, CA 95051,
          Fax: (408) 731-3301 Attention: Vice President, Business Development (e-mail: ellen@yahoo-inc.com), with a copy to its General Counsel (e-mail: jplace@yahoo-inc.com), and if to Newwatch at the physical and Electronic mail addresses set forth on the signature page of this Agreement, or to such other addresses as either party shall specify to the other. Notice by any other means shall be deemed made when actually received by the party to which notice is provided.

     12.8 Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not effect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     12.9 Sole Responsibility. Newwatch will remain solely responsible for the operation of the Newwatch Site, and Yahoo will remain solely responsible for the operation of the Yahoo Main Site. Each party: (a) acknowledges that the Newwatch Site and the Yahoo Main Site may be subject to temporary shutdowns due to causes beyond the operating party's reasonable control; and (b) subject to the terms of this Agreement retains sole right and control over the programming, content and conduct of transactions over its respective Internet-based service.

    12.10 Counterparts. This Agreement may be executed in two counterparts, both of which taken together shall constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

    12.11 Authority. Each of Yahoo and Newwatch represents and warrants that the negotiation and entry of this Agreement will not violate, conflict with, interfere with, result in a breach of, or constitute a default under any other agreement to which they are a party.

EXECUTION COPY

    12.12 Attorneys Fees. The prevailing party in any action to enforce this Agreement shall be entitled to reimbursement of its expenses, including reasonable attorneys' fees.

[Signature page follows]

EXECUTION COPY

This Advertising and Promotion Agreement has been executed by the duly authorized representatives of the parties, effective as of the Effective Date.

YAHOO! INC.                                  NEW WATCH, INC.
By: /s/ ELLEN SIMINOFF                       By:  /s/ JAMES WHITCOMB
    --------------------------------             ---------------------------
Name: Ellen Siminoff                         Name:    James Whitcomb
Title: Vice President, Business Development      ---------------------------
Attn: VP, Business Development
3420 Central Expressway                      Title:
Santa Clara, CA 95051                               ------------------------
Tel.: (408) 731-3300                         Attn:
Fax:  (408) 731-3302                               -------------------------
e-mail: ellen@yahoo-inc.com
                                             Tel:
                                                 ---------------------------
                                             Fax:
                                                 ---------------------------




                          EXHIBIT A: BUTTON PLACEMENTS


KEYWORDS:
- --------

   *


- -----------
* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

                          EXHIBIT A: BANNER PLACEMENTS




Keywords:
- --------
*


- -----------
* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION COPY

                                   EXHIBIT B

                    [INSERT SCREEN SHOTS OF NEWWATCH LINKS]

                                                                     EXHIBIT B

YAHOO! Personalize                                     Help -  Check Email

Home

Business and Economy                                          Find a home loan
                                                                 Win $10,000
                                GET OUT OF DEBT

                         Search    all of Yahoo!

- --------------------------------------------------------------------------------


                                 Inside Yahoo!

                                    Y! Store
                                 build your own

                                   Y! Finance
                                  check quotes


                                  Y! Shopping
                                 shop from home


                                Y! IPO Coverage

- --------------------------------------------------------------------------------


o Post a Message                             o Headline News, Full Coverage
o Bid on Auctions, Shop Online               o Classifieds, Yellow Pages

- --------------------------------------------------------------------------------

o Business Libraries(21)                     o International Economy(199)

o Business Opportunities(1370)               o Labor(596) NEW!
  NEW!
                                             o Law@
o Business Schools@
                                             o Magazines(118) NEW!
o Classifieds(2503) NEW!
                                             o Management Science(206)
o Companies(434918) NEW!
                                             o Marketing(418)
o Consortia(58)
                                             o News and Media@
o Consumer Economy(281) NEW!
                                             o Organizations(549) NEW!
o Conventions and Conferences(41)
                                             o Products and Services (136)
o Cooperatives(25)
                                             o Quality Standards@
o Courses(5)
                                             o Real Estate(289)
o Economic Indicators(27)
                                             o Small Business Information(269)
o Economics@                                   NEW!

o Education(744) NEW!                        o Statistics(9)

o Electronic Commerce(134) NEW!              o Taxes@

o Employment(1850)                           o Technology Policy@

o Ethics and Responsibility(27)              o Television@

o Finance and Investment(1408)               o Trade(370) NEW!

o Free Stuff(108) NEW!                       o Transportation(1119) NEW!

o History@                                   o Web Directories(26)

o Intellectual Property@                     o UseNet(16)

[MICROSOFT INTERNET EXPLORER LOGO]
[NETSCAPE NOW LOGO]
- --------------------------------------------------------------------------------
Click Here for 50 sites you will NEED to use in 1999.
- --------------------------------------------------------------------------------

Copyright(c) 1994-99 Yahoo! Inc. - Company Information - Suggest a Site - FAQ

                                                                      EXHIBIT 7B

YAHOO! Personalize                                            Help - Check Email
       -------------------------------------------------------------------------

SEARCH RESULT Found 3 categories and 484 sites for VITAMINS

           ===============================================================
                drugstore.com.   Type product name     Search!
           health      beauty      wellness     personal care    pharmacy
           ===============================================================

- --------------------------------------------------------------------------------
    CATEGORIES      Web Sites      Web Pages     Related News       Net Events
- --------------------------------------------------------------------------------

                      YAHOO! CATEGORY MATCHES (1 - 3 OF 3)      ----------------
                                                                 BUY IT HERE!
Business and Economy > Companies > Health > Nutrition >         Get $10 off now!
Supplements > VITAMINS                                           drugstore.com
                                                                   click here
Business and Economy > Business Opportunities > Multi-Level ---------------- Marketing > Health > Vitamist Spray VITAMINS

Entertainment > Music > Artists > Vitamin Z                     ----------------
                                                                  BUY BOOKS ON
                                                                    vitamins
                      YAHOO! SITE MATCHES (1 - 17 OF 484)        BUY BOOKS NOW
                                                                   AMAZON.COM
Business and Economy > Companies > Health > Nutrition >         ----------------
Supplements

o    VITAMINS.com - sells VITAMINS, herbs, and nutritional supplements.
o Dodson's Online VITAMINS - offer VITAMINS, minerals, multi's, herbs, nutritional formulas, and body-building supplements.
o Personal Support VITAMINS & Health Foods - offers discount, mail order VITAMINS and herbs prescription drugs through our partner PrideMed.
o Power VITAMINS-offers VITAMINS, supplemental products, and nutritional skincare items.
o    VITAMINS for Life - provides brand name VITAMINS, herbs, and supplements.
o    Chaya's VITAMINS - offers kosher nutritional resources.

Health > Nutrition

o    VITAMINS Network UK

Regional > Countries > Brazil > States > Rio de Janeiro > Cities > Niteroi > Business and Shopping > Companies

o VITAMINS & Minerals - produtos importados e nacionais. Farmacia especializada em vitaminas minerais e enzimas. Novidades sobre rejuvenescimento. Medicina Ortomolecular. Melatonina e radicais livres.

Regional > Countries > Brazil > States > Rio de Janeiro > Cities > Rio de Janeiro > Business and Shopping > Companies > Health

o VITAMINS & Minerals - produtos importados e nacionais. Farmacia especializada em vitaminas, minerais e enzimas. Novidades sobre rejuvenescimento. Medicina Ortomolecular. Melatonina e

                                                                      EXHIBIT B

================================================================================
                                 [YAHOO! LOGO]
What's New   Check Email                                  Personalize       Help
                                 [SAMPLE FRONT
    My Yahoo!                   PAGE PROMOTION]            Score NBA Gear
  create your own           LOWEST PRICES ON EARTH           with Nestle

            ---------------------------    --------
                                            Search      advanced search
            ---------------------------    --------

Yahoo! Pager - buddy lists, instant messaging, EMAIL NOTIFICATION, stock alerts

 Shopping - Yellow Pages - People Search - Maps - Travel Agent - Classifieds - Personals - Games - Chat - Email - Calendar - Pager - My Yahoo! - Today's News -
                 Sports - WEATHER - TV - Stock Quotes - more...
================================================================================

ARTS & HUMANITIES                         NEWS & MEDIA                                 IN THE NEWS
Literature, Photography...                Full Coverage, Newspapers, TV...         o King to be executed for
                                                                                     dragging death
BUSINESS & ECONOMY                        RECREATION & SPORTS                      o Pentium III release
Companies, Finance, Jobs...               Sports, Travel, Autos, Outdoors...       o Snowstorm pounds
                                                                                     Northeast
COMPUTERS & INTERNET                      REFERENCE                                                 more...
Internet, WWW, Software, Games...         Libraries, Dictionaries, Quotations...

EDUCATION                                 REGIONAL                                      MARKETPLACE
Universities, K-12, College Entrance...   Countries, Regions, US States...         o Y! Auctions - a shopping
                                                                                     treasure hunt
ENTERTAINMENT                             SCIENCE                                  o Top selling videos
Cool Links, Movies, Humor, Music...       Biology, Astronomy, Engineering...                        more...


GOVERNMENT                                SOCIAL SCIENCE                               INSIDE YAHOO!
Military, Politics, Law, Taxes...         Archaeology, Economics, Languages...     o Y! Movies - showtimes,
                                                                                     reviews
HEALTH                                    SOCIETY & CULTURE                       oo Y! Clubs - create your
Medicine, Diseases, Drugs, Fitness...     People, Environment, Religion...           own
                                                                                   o Free Fantasy Baseball -
                                                                                     sign up today
                                                                                                    more...

===============================================================================

   WORLD YAHOO!S Europe: Denmark - France - Germany - Italy - Norway - Spain - Sweden - UK & Ireland
                 Pacific Rim: Australia & NZ - HK - Japan - Korea - Singapore - Taiwan - Asia - Chinese
                 Americas: Canada - Spanish

                                                              ------   ----------------
YAHOO! GET LOCAL LA - NYC - SF Bay - Chicago - more...                  Enter Zip Code
                                                              ------   ----------------

    OTHER GUIDES Autos - Computers - Employment - Local Events - Net Events - Message Boards - Movies
                 Music - Real Estate - Small Business - Ski & Snow - Y! Internet Life - Yahooligans!

===============================================================================

                              Yahoo! prefers VISA

How to Suggest a Site - Company Info - Privacy Policy - Contributors - Openings at Yahoo!

                                                                       EXHIBIT B

UNREAD MESSAGE SUMMARY FOR: CHAKA_1998@YAHOO.COM                            HELP

WELCOME TO YAHOO! MAIL

You have 1 unread messages
Folder name                   Unread
Inbox                         1

 Reminder: Yahoo! will never ask you for your password or other sensitive information via e-mail.

- --------------------------------------------------------------------------------

NON-FRAMES/NON-JAVASCRIPT VERSION: Set your Preferences under Options on the left-hand navigation bar. View non-frames version.

CHECK FOR UNREAD MESSAGES AT ANY TIME: You will see this page each time you login. You can check for unread messages whenever you want by clicking on the Yahoo! Mail logo in the upper left-hand corner.

ONLINE HELP: If you have any questions or problems, please make sure to check out our online Help Desk.

                    [YOUR EMAIL HAS SOMETHING TO SAY! LOGO]
                              NEED A FAX MACHINE?
                           HERE'S A LOW-COST OPTION!

                     SPECIAL OFFERS DIRECT TO YOUR MAILBOX

                        [Sample Mail Button: login page]

                        [MEGA CDNOW STOREWIDE SALE LOGO]
                              CDNOW STOREWIDE SALE
                           PLUS A BONUS! CLICK HERE!

INSTANT MAIL ALERTS: Find out when you have new email with the YAHOO! PAGER. You can even send instant messages to your friends!
WINDOWS 95/98NT VERSION - JAVA VERSION

[PICTURE] YAHOO! CALENDAR: NEW! Access your schedule from anywhere. Synchronize with Palm Pilot and Outlook. Send email reminders. Get a Yahoo! Calendar for free.

NEW! Yahoo! ADDRESS BOOK: Organize your Yahoo! Mail address book contacts. Synchronize contacts with Outlook and Palm Pilot. Get Yahoo! Address Book for Free!

YAHOO SMALL BUSINESS: NEW! Small Business users of Yahoo! Mail? Check out Yahoo Small Business - How-to's, services, editorial and more!

Copyright (C) 1997-99 Yahoo! Inc. All rights reserved.

                                                                       EXHIBIT B



Read Message                                                            Help

Reply     Reply All   Forward   as attachment     Prev - Next   Back to Inbox

Delete    Message - Download                        Choose Folder       Move

 Date: Fri, 26 Feb 1999 13:17:09 -0800 (PST)
 From: Yahoo! Sponsor <mailbot@yahoo.com>Add to Address Book

Subject: Your Requested Information from CDnow
     To: chaka_1998@yahoo.com

Sample email sent from mail button

                                   [PICTURE]


Delete    Message - Download                        Choose Folder       Move

Reply     Reply All   Forward   as attachment     Prev - Next   Back to Inbox


Copyright(C) 1997-99 Yahoo! Inc. All rights reserved.

                                                                       EXHIBIT B



          Welcome to [YAHOO MAIL LOGO]

Thanks chaka_1998 for using Yahoo! Mail!

    BACK TO           ....if you exited by mistake.
YAHOO! MAIL

      DON'T           Yahoo! offers several personalized services. Since you're
    FORGET!           already logged in as a Yahoo user, click below to visit
                      our other custom sites.

                                    o My Yahoo!
                                    o Yahoo! One
                                    o Yahoo! Classifieds
                                    o Yahoo! Finance


   SIGN OUT               if you want to sign out of Yahoo!'s other personalized
 COMPLETELY           services also. You have already exited Yahoo! Mail.


                      For added privacy, Sign out Completely, then exit your browser program when you're done using Yahoo! Mail.


[GRAPHIC]    Need a fax machine?
             Here's a cheaper option!


30% OFF MUSIC CDnow Top 200 on sale!

- ---------------------------------------
1. Dave Matthews - Luther College   Go!   [SAMPLE MAIL LOGOUT PAGE]
- ---------------------------------------


===============================================================================
  Copyright(c) 1994-1999 Yahoo! Inc. All rights reserved. Yahoo Privacy Policy

                                                                       EXHIBIT B

                                                   Shopping Home - Yahoo! - Help
YAHOO! APPAREL
        SHOPPING ---------------------------------------------------------------
Welcome, elizabeth  View Cart/Check Out - Order Status - Edit Account - Log Out

YAHOO! APPAREL AND ACCESSORIES SHOPPING                             Apparel Home

- --------------------------------------------------------------------------------
Home > Apparel and Accessories > Women's > Accessories > Watches


Featuring                Apparel and Accessories Categories
                            [SAMPLE SHOPPING MODULE]

                                   ----------------             ----------  ------------------
                                                                 Search     All of Y! Shopping o
                                   ----------------             ----------  ------------------
                                   o ACCUTRON (22)              o LUMINOX (12)
        [PHOTO]                    o ADIDAS (19)                o MIDO (10)
                                   o AUDEMARS PIGUET (11)       o MOMO DESIGN (6)
                                   o AUGUSTE REYMOND (11)       o MONTRE NOUVELLE (17)
                                   o AUSTERN AND PAUL (4)       o MOVADO (330)
Yahoo!                BUY!         o BAUME ET MERCIER (69)      o NOBLIA (8)
Watch               $45.00         o BERTOLUCCI (6)             o OMEGA (122)
                                   o BREITLING (22)             o PHILIPPE CHARRIOL (4)
                                   o BULOVA (443)               o PIERRE CARDIN (13)
YAHOO! TOP SELLERS                 o CARTIER (54)               o PULSAR (375)
1. Yahoo! Watch                    o CHARLES HUBERT (10)        o RADO (16)
2. MUSEUM DIAL STRAP               o CITIZEN (358)              o REVUE THOMMEN (6)
3. PACER/UNISEX                    o CONCORD (210)              o ROLEX (18)
4. Rolex Steel And Gold Datejust   o EBEL (10)                  o ROTARY (7)
   For Ladies                      o ELLESSE (29)               o SAINT HONORE (13)
5. ACTIVE/UNISEX                   o ESQUIRE (161)              o SECTOR (46)
6. FORMULA 1 SERIES/LADIES         o FESTINA (115)              o SEIKO (371)
7. Rolex Lady Datejust Stainless   o FRANCHI MENOTTI (25)       o SPOON (10)
   18kt Diamond                    o GENUINE SAK (13)           o SWATCH (1)
8. SOLAR TECH ELITE/LADIES         o GUCCI (7)                  o SWISS ARMY (14)
9. TWO-TONE MUSEUM                 o INTERNATIONAL WATCH CO.    o TAG HEUER (184)
   BRACELET                          (IWC) (14)                 o TIMEX (1)
                                   o JAEGER-LECOULTRE (5)       o TISSOT (75)
                                   o JAGUAR (13)                o WENGER (25)
                                   o JEAN MARCEL (1)            o WITTNAUER (290)
                                   o KRIEGER (18)               o ZODIAC (34)
                                   o LASSALE (36)               o MORE... (3896)
                                   o LONGINES (129)
                                  ------------------------------------------------------------

- ------------------------------------------------------------------------------
Copyright (c) 1994-99 Yahoo! Inc. All rights reserved. Privacy Policy - Security and Disclaimer. Questions, comments, suggestions? Send us feedback.

EXECUTION COPY

                                   EXHIBIT C

                           Wire Transfer Instructions

                           Yahoo's Bank Information:

Institution Name:                  Imperial Bank
Institution Address:               Inglewood, CA
ABA:                               122 201 444
Beneficiary Name:                  Yahoo! Inc.
Beneficiary Account Number:        0017-063-286

EXECUTION COPY

                                   EXHIBIT D


                    (attach front page promotion guidelines)

                               Mediakit - Promotions - Advertisements - Contacts YAHOO!

             -------------------------------------------------------------------

                                YAHOO! PROMOTIONS

================================================================================



                             GENERAL POLICY REVIEW
================================================================================

o Signing an insertion order or contract for a promotion implies agreement with these requirements.

o All Yahoo! promotions must include a consumer sweepstakes or contest.

o Yahoo! reserves the right to have final approval on creative, copy, content and contest components of a promotion.



                        FRONT PAGE BANNER SPECIFICATIONS
===============================================================================

o Size 230 pixels wide by 33 pixels high. File size MUST NOT EXCEED 3K.

o Banner can animate for a period of not more than 6 seconds.
  No endless looping is permitted.

o Background Color:

      o Backgrounds which are not transparent must have a color(s) which are using a HSB color space, between 0% and 50% in Saturation and between 50% and 80% in Brightness. The Hue may be any value.

      o Click here for acceptable background colors.

        NOTE: Yahoo! reserves the right to define the portion of a submitted image which comprise the Background.

      o Transparent backgrounds are permitted.

o Sponsor may run up to 6 different banners for a 14 day promotion campaign and banners will rotate equally.

o ALL BANNERS ARE SUBJECT TO AESTHETIC AND CONTENT APPROVAL BY YAHOO!

  NOTE: If sponsor or agency creates the promotional banners, ALL ARTWORK (BANNERS) MUST BE SUBMITTED TO YAHOO! AT LEAST FIVE BUSINESS DAYS PRIOR TO WHEN THE PROMOTION GOES LIVE. Yahoo! reserves the right to REVIEW REJECT OR MODIFY ANY PART OF ANY CREATIVE at its sole discretion.


                                      Back


                      STANDARD PROMOTION HOSTED BY YAHOO!

o    The Standard Yahoo! hosted promotion will consist of the following:

     o Banner(s) on the Yahoo! Front Page which will link to the promotion Jump page.

     o 1 Jump page consisting of promotion graphics, client graphics, copy/content and contest description.

     o 1 Rules page consisting of official rules which govern the sweepstakes. (Yahoo! Composes the rules).

     o    1 Entry form page consisting of promotion graphics and the entry form.

          NOTE: Entry form must include the following disclaimer located directly next to the "submit" button.

          THIS INFORMATION WILL BE SHARED WITH (SPONSOR'S NAME). (SPONSORS NAME) IS SOLELY RESPONSIBLE FOR ITS USE OF THIS INFORMATION.

     O    1 Thank you page consisting of graphics and text.

Changes subject to approval by Yahoo! Promotions.


                                      Back


                      STANDARD PROMOTION HOSTED BY SPONSOR

o    Sponsor hosted promotions consist of the following:

     o Banner(s) on the Yahoo! Front Page which link to the promotion Jump page.

     o 1 Jump page consisting of promotion graphics, client graphics, copy/content and contest description.

     o 1 Rules page consisting of official rules which govern the sweepstakes.

     o    1 Entry form page consisting of promotion graphics and the entry form.

     o Entry form page must include the following disclaimer located directly next to the "submit" button.

          (SPONSOR NAME) IS SOLELY RESPONSIBLE FOR ITS USE OF THIS INFORMATION.

     o    1 Thank you page consisting of graphics and text.

     o Total size of all graphics on each page of the promotion must be less than 35K. This is to optimize loading times for contestants and to reduce the amount of people who turn away from the promotion before the page loads.

NOTE: ALL CREATIVE MUST BE SUBMITTED TO YAHOO! AT LEAST FIVE BUSINESS DAYS PRIOR TO WHEN THE PROMOTION GOES LIVE.
Yahoo! reserves the right to REVIEW OR REJECT ANY CREATIVE at its sole discretion.

o IF SPONSOR CHOOSES TO HOST THE PROMOTION; sponsor hereby agrees to the following:

         o Allow Yahoo! Engineers will run a stress test program to test the sponsor's server(s) capacity. A mutually agreed upon time will be arranged with sponsor to run this test program, which simulates the traffic level that can be expected from a front page promotion.

         o Submit promotion URLs at least five business days prior to when the promotion goes live date for Yahoo! final approval (which may include Yahoo! required modifications to the promotion).

         o Yahoo! reserves the right to review, reject or modify any part of any page at its sole discretion. Sponsor may not post any Contest Page until it receives final approval of entire page from Yahoo!.

         o Yahoo! reserves the right to have access upon request to all aggregate information captured on Entry Form submissions through the promotion. Yahoo!'s use of this information will be restricted to internal purposes.

o TRAFFIC SENT TO SPONSOR HOME PAGE: In order to send traffic directly to a sponsor home page (from the promotional banner on Yahoo!), the following requirements must be met with no exceptions:

         o Sponsor agrees to create a customized PROMINENT graphic dedicated to prize/contest details.

         o Graphic must ALWAYS be above the fold of the page and link directly to the sweepstakes page/entry form.

         o Total pixel area of Graphic must be AT LEAST 28,080K or the equivalent of a 468X60 banner.

         o Graphic MUST be submitted at least five business days prior to promotional live date for approval.

     NOTE: Yahoo! reserves the right to REVIEW, REJECT OR MODIFY GRAPHIC at its sole discretion.

                                      Back

                         FRONT PAGE TEXT LINK PROMOTION

*  Front Page Text Link Promotion will consist of the following:

     o A non-branded text link on the Yahoo! Front Page which links to the promotion

     o 1 Jump page consisting of promotion graphics, client graphics, copy/content and contest description

     o  1 Rules page consisting of official rules, which govern the sweepstakes

     o  1 Entry form page consisting of promotion graphics and the entry form

     o Entry form page must include the following disclaimer located directly next to the "submit" button

     o  THIS INFORMATION WILL BE SHARED WITH (SPONSOR'S NAME)
        (SPONSOR'S NAME) IS SOLELY RESPONSIBLE FOR ITS USE OF THIS INFORMATION

     o  1 Thank you page consisting of graphics and text

*  For Front Page Text link promotions, the following requirements must be met:

     o If sponsor creates or hosts the promotion, ALL MATERIALS (creative copy and URL of promotional page) MUST BE SUBMITTED FIVE BUSINESS DAYS PRIOR TO LIVE DATE. If the deadline is missed, Yahoo! reserves the right to schedule the text link promotion for a later date

     o Text links supplied by sponsor must contain no more than 24 characters including spaces

     o Text link must consist of plain HTML text and must not be in all capital letters, bolded, animated, outlined, or shadowed and must not contain brand features

NOTE: ALL TEXT LINK COPY IS SUBJECT TO FINAL APPROVAL BY YAHOO! PROMOTIONS. Yahoo! reserves the right to cancel or reschedule a text link if it decides in its sole discretion that a news event warrants such action. Text link position on front page to be determined at sole discretion of Yahoo!

Changes subject to approval by Yahoo! Promotions

                                      Back

                        In Category Text Link Promotion

- --------------------------------------------------------------------------------
o  In Category Text Link Promotion will consist of the following:

     o A Text link which may be branded with Sponsor's name on a Yahoo! Category Page which links to the promotion.

     o 1 Jump page consisting of promotion graphics, client graphics, copy/content and contest description.

     o  1 Rules page consisting of official rules which govern the sweepstakes.

     o  1 Entry form page consisting of promotion graphics and the entry form.

     o Entry form page must include following disclaimer located directly next to the "submit" button.

        THIS INFORMATION WILL BE SHARED WITH (SPONSOR'S NAME). (SPONSOR'S NAME) IS SOLELY RESPONSIBLE FOR ITS USE OF THIS INFORMATION.

     o  1 Thank you page consisting of graphics and text.

o  For Text link promotions the following requirements must be met:

     o If sponsor creates or hosts the promotion, ALL MATERIALS (creative, copy, and URL of promotional page) MUST BE SUBMITTED FIVE BUSINESS DAYS PRIOR TO LIVE DATE. If the deadline is missed Yahoo! reserves the right to schedule the in-category text link promotion for a later date.

     o Text links supplied by sponsor must contain no more than 32 characters including spaces. This may run on 2 lines.

     o Text link must consist of plain HTML text and must not be in all capital letters, bolded, animated, outlined or shadowed and may not read "Click here".

  NOTE: ALL TEXT LINK COPY IS SUBJECT TO FINAL APPROVAL BY YAHOO! PROMOTIONS. Yahoo! reserves the right to cancel or reschedule a text link if it decides in its sole discretion that a news event warrants such action. Text link appears above the fold on Category pages.

  Changes subject to approval by Yahoo! Promotions.
- --------------------------------------------------------------------------------

                                      BACK

- --------------------------------------------------------------------------------
                               SWEEPSTAKES PRIZES
================================================================================
     o Yahoo! requires that promotion sponsors provide a prize package at a minimum retail value. Values for different types of promotions are outlined in the table below.

     o Sponsor is responsible for the shipping/handling charge associated with fulfillment.

     o Sponsor is responsible for sending 1099 notifications to the prize winner/IRS.

        NOTE: Prize values for Multi-sponsored promotions may vary.
- --------------------------------------------------------------------------------

=================================================================
          TYPE OF PROMOTION               PRIZE PACKAGE MINIMUM
======================================= =========================
Front Page       Banner                             *
- ---------------- ---------------------- -------------------------
Front Page       Text                               *
- ---------------- ---------------------- -------------------------
In Category Text Business and Economy               *
- ---------------- ---------------------- -------------------------
In Category Text Computers and Internet             *
- ---------------- ---------------------- -------------------------
In Category Text Entertainment                      *
- ---------------- ---------------------- -------------------------
In Category Text Health                             *
- -----------------------------------------------------------------


                                      Back


- --------------------------------------------------------------------------------

                 Suggest A Site - Info Center - Press Releases

Yahoo! and the Yahoo! logo are trademarks of Yahoo! Inc.
(C)1998 Yahoo! Inc. All rights reserved                     DO YOU YAHOO!?

- -----------
* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION COPY

                                    EXHIBIT E

                         MUTUAL NON-DISCLOSURE AGREEMENT

     This Agreement governs the disclosure of information by and between Yahoo! Inc., a California corporation, and Newwatch Company, a [Texas] corporation with offices at 3 3 55 West Alabama - Suite 175, Houston, Texas 77098
("Participant").

1. The "Confidential Information" is that confidential, proprietary, and trade secret information being disclosed by the disclosing party described as (please be specific):

     Yahoo Confidential Information (owned by Yahoo and any of its affiliates)

     page view projections, product plans, business plans, pricing and deal/partnership terms.
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     Participant Confidential Information:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

2. Except as set forth in this Section 2, all Confidential Information shall be in tangible form and shall be marked as Confidential or proprietary information of the disclosing party. If the Confidential Information is disclosed orally or visually, it shall be identified as such at the time of disclosure and confirmed in a writing to the recipient within thirty (30) days of such disclosure.

3. Each of the parties agrees that it will not make use of, disseminate, or in any way disclose any Confidential Information of the other party to any person, firm or business, except to the extent necessary for negotiations, discussions, and consultations with personnel or authorized representatives of the other party and any purpose the other party may hereafter authorize in writing. Each of the parties agrees that it shall disclose Confidential Information of the other party only to those of its employees who need to know such information and who have previously agreed, either as a condition to employment or in order to obtain the Confidential Information, to be bound by terms and conditions substantially similar to those of this Agreement.

4. There shall be no liability for disclosure or use of Confidential Information which is (a) in the public domain through no fault of the receiving party (b) rightfully received from a third party without any obligation of confidentiality, (c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party, (d) independently developed by the receiving party (e) generally made available to third parties without any restriction on disclosure, or (f) communicated in response to a valid order by a

EXECUTION COPY

     court or other governmental body, as otherwise required by law, or as necessary to establish the rights of either party under this Agreement (provided that the party so disclosing has provided the other party with a reasonable opportunity to seek protective legal treatment for such Confidential Information).

5. "Residual Information" shall mean any Confidential Information of the disclosing party which may be retained in intangible form in the minds of those individuals of the receiving party who have had proper access to such Confidential Information. Notwithstanding anything else in this Agreement, the receiving party shall be free to use any Residual Information for any purpose whatsoever, including, without limitation, the development of its own products, or business, provided that such party shall not be entitled to disclose Residual Information to any third parties unless such disclosure is in the course of, or as part of, any disclosure of its own products or business or their development.

6. Each of the parties agrees that it shall treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information, and each of the parties represents that it exercises reasonable care to protect its own Confidential Information.

7. Each of the parties agrees that it will not modify, reverse engineer, decompile, create other works from, or disassemble any software programs contained in the Confidential Information of the other party unless otherwise specified in writing by the disclosing party.

8. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs and lists) furnished to one party by the other, and which are designated in writing to be the property of such party, shall remain the property of such party and shall be returned to it promptly at its request, together with any copies thereof.

9. This Agreement shall govern all communications between the parties that are made during the period from the effective date of this Agreement to the date on which either party receives from the other written notice that subsequent communications shall not be so governed, provided, however, that each party's obligations under Sections 2 and 3 with respect to Confidential Information of the other party which it has previously received shall continue unless and until such Confidential Information falls within Sections 4 or 5. Neither party shall communicate any information to the other in violation of the proprietary rights of any third party. Neither party acquires any licenses under any intellectual property rights of the other party under this Agreement.